UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 19, 2007

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other	(Commission File Number)	(IRS Employer
jurisdiction)		Identification No.)

2835 KEMET Way, Simpsonville, SC		29681
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CRS    230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

Item 2.01 Completion of Acquisitions or Disposition of Assets

On February 19, 2007, KEMET Corporation issued a Press Release announcing that it has entered into a combination agreement with Evox Rifa Group Qyj whereby KEMET, or a wholly owned subsidiary, will make a public tender offer to acquire all of the issued and outstanding shares in Evox Rifa.

A copy of this Press Release is furnished as Exhibit 99.1 to this Form 8-K.

A copy of the Combination Agreement is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)    Not applicable

(b)   Not applicable

(c)    Not applicable

(d)   Exhibits

99.1         Press Release, dated February 19, 2007 issued by the Company

99.2         Combination Agreement, dated February 19, 2007, between KEMET Corporation and Evox Rifa Oyj.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2007	KEMET Corporation

/S/ D. E. Gable

David E. Gable

Senior Vice President and

Chief Financial Officer